Exhibit 10.4
REVOLVING JOINDER AGREEMENT
THIS REVOLVING JOINDER AGREEMENT (this “Revolving Joinder Agreement”), dated as of May 20, 2020, is made by EchoPark AZ, LLC, an Arizona limited liability company (“EchoPark AZ”), EchoPark CA, LLC, a California limited liability company (“EchoPark CA”), EchoPark Realty CA, LLC, a California limited liability company (“EP Realty CA”), and EchoPark FL, LLC, a Florida limited liability company (“EchoPark FL”, and together with EchoPark AZ, EchoPark CA, and EP Realty CA, the “Joining Subsidiaries”), and delivered to BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Fourth Amended and Restated Credit Agreement (as amended, revised, modified, supplemented or amended and restated from time to time, the “Revolving Credit Agreement”), dated as of November 30, 2016, by and among Sonic Automotive, Inc., a Delaware corporation (the “Company”), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and Wells Fargo Bank, National Association, as an L/C Issuer. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Revolving Credit Agreement.
WHEREAS, certain Subsidiaries of the Company and the Administrative Agent have entered into a Fourth Amended and Restated Subsidiary Guaranty Agreement dated as of November 30, 2016 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Subsidiary Guaranty Agreement”);
WHEREAS, the Company, certain Subsidiaries of the Company and the Administrative Agent have entered into a Fourth Amended and Restated Security Agreement dated as of November 30, 2016 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Security Agreement”);
WHEREAS, the Company, certain Subsidiaries of the Company and the Administrative Agent have entered into a Fourth Amended and Restated Securities Pledge Agreement dated as of November 30, 2016 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Pledge Agreement”);
WHEREAS, the Company, certain Subsidiaries of the Company and the Administrative Agent have entered into a Fourth Amended and Restated Escrow and Security Agreement dated as of November 30, 2016 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Escrow and Security Agreement”);
WHEREAS, each of EchoPark AZ, EchoPark CA, and EchoPark FL engages in the business of selling used motor vehicles;
WHEREAS, EP Realty CA does not engage in the business of selling new or used motor vehicles;
WHEREAS, each Joining Subsidiary is required by the terms of the Revolving Credit Agreement to become a “Guarantor” under the Subsidiary Guaranty Agreement and be joined as a party to the Subsidiary Guaranty Agreement as a Guarantor (as defined in the Subsidiary Guaranty Agreement);
WHEREAS, each Joining Subsidiary is required by the terms of the Revolving Credit Agreement to become a “Revolving Subsidiary Grantor” under the Security Agreement and be joined as a party to the Security Agreement as a Revolving Subsidiary Grantor (as defined in the Security Agreement);

WHEREAS, each Joining Subsidiary will materially benefit from the credit facilities made available and to be made available to the Company by the Lenders and the L/C Issuers under the Revolving Credit Agreement;
NOW, THEREFORE, each Joining Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Revolving Secured Parties (as defined in the Subsidiary Guaranty Agreement and the Security Agreement):
1. Subsidiary Guaranty Agreement.
a. Joinder. Each Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Subsidiary Guaranty Agreement as a “Guarantor” (such term as used in this Section 1 having the meaning set forth in the Subsidiary Guaranty Agreement) and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which any Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Revolving Secured Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Subsidiary Guaranty Agreement) whether now existing or hereafter arising, all with the same force and effect as if such Joining Subsidiary were a signatory to the Subsidiary Guaranty Agreement.
b. Affirmations. Each Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Guarantor contained in the Subsidiary Guaranty Agreement.
2. Security Agreement.
a. Joinder. Each Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a “Revolving Subsidiary Grantor” (such term as used in this Section 2 having the meaning set forth in the Security Agreement) and bound by all the terms, conditions, obligations, liabilities and undertakings of each Revolving Subsidiary Grantor or to which any Revolving Subsidiary Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Revolving Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Joining Subsidiary or in which such Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein as security for the payment and performance of the Revolving Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if each such Joining Subsidiary were a signatory to the Security Agreement.
b. Grant of Security Interest. Without limiting the generality of the terms of Section 2(a) above, each Joining Subsidiary hereby grants as collateral security for (i) the payment, performance and satisfaction of all of its Obligations (including all of its Guarantor’s Obligations (as defined in the Subsidiary Guaranty Agreement)), (ii) the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under the Security Agreement or any of the Loan Documents to which it is now or hereafter becomes a party and (iii) the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements, to the Administrative Agent for the benefit of the Revolving Secured Parties, a security interest in all of the Collateral (as defined in Section 2 of the Security Agreement) of such Joining Subsidiary or in which such Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.

c. Affirmations. Each Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Revolving Subsidiary Grantor contained in the Security Agreement.
d. Supplemental Schedules. Attached to this Revolving Joinder Agreement is a duly completed schedule (the “Supplemental Schedule”) supplementing as thereon indicated the corresponding Schedule to the Security Agreement. Each Joining Subsidiary represents and warrants that the information contained on the Supplemental Schedule with respect to such Joining Subsidiary and its properties and affairs is true, complete and accurate as of the date hereof.
3. Miscellaneous.
a. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Revolving Joinder Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Revolving Credit Agreement.
b. Severability. Whenever possible, each provision of this Revolving Joinder Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Revolving Joinder Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Revolving Joinder Agreement. This Revolving Joinder Agreement is to be read, construed and applied together with the Revolving Credit Agreement and the other Loan Documents, which, taken together, set forth the complete understanding and agreement of the Administrative Agent and the Lenders and each Joining Subsidiary with respect to the matters referred to herein and therein.
c. Successors and Assigns. This Revolving Joinder Agreement and all obligations of each Joining Subsidiary hereunder shall be binding upon the successors and assigns of such Joining Subsidiary (including any debtor-in-possession on behalf of such Joining Subsidiary) and shall, together with the rights and remedies of the Administrative Agent, for the benefit of the Revolving Secured Parties, hereunder, inure to the benefit of the Administrative Agent and the Revolving Secured Parties, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Liens granted to the Administrative Agent, for the benefit of the Revolving Secured Parties, hereunder. No Joining Subsidiary may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Revolving Joinder Agreement.
d. Counterparts. This Revolving Joinder Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Revolving Joinder Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Administrative Agent, electronic means, all of which shall be equally valid. Without limiting the foregoing provisions of this Section 5(d), the provisions of Section 10.10 of the Revolving Credit Agreement shall be applicable to this Revolving Joinder Agreement.

e. Section Titles. The Section titles contained in this Revolving Joinder Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
f. Delivery. Each Joining Subsidiary hereby irrevocably waives notice of acceptance of this Revolving Joinder Agreement and acknowledges that the Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Revolving Joinder Agreement and each Joining Subsidiary’s joinder as a party to the Security Agreement and the Subsidiary Guaranty Agreement.
g. Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.
[Signature pages follow.]

IN WITNESS WHEREOF, each Joining Subsidiary has duly executed and delivered this Revolving Joinder Agreement as of the day and year first written above.
JOINING SUBSIDIARIES:
ECHOPARK AZ, LLC,
an Arizona limited liability company

By:____Heath R. Byrd
Name: Heath R. Byrd
Title: Vice President and Treasurer
ECHOPARK CA, LLC,
a California limited liability company

By:____Heath R. Byrd
Name: Heath R. Byrd
Title: Vice President and Treasurer
ECHOPARK REALTY CA, LLC,
a California limited liability company

By:____Heath R. Byrd
Name: Heath R. Byrd
Title: Vice President and Treasurer
ECHOPARK FL, LLC,
a Florida limited liability company

By:____Heath R. Byrd
Name: Heath R. Byrd
Title: Vice President and Treasurer

SUPPLEMENTAL
SCHEDULE 7(f) TO SECURITY AGREEMENT
Grantor Information

I	II	III	IV	V	VI	VII
Name	Jurisdiction of Formation/ Form of Equity/State I.D. Number/ Federal Tax I.D. Number	Address of Chief Executive Office	Trade Names, Trade Styles, Fictitious Names, “d/b/a” Names and brand	Collateral Locations* (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
EchoPark AZ, LLC	Arizona Limited Liability Company State I.D. Number: 23032012 Federal Tax I.D. Number: 84-4487145	4401 Colwick Road Charlotte, NC 28211	EchoPark Phoenix	Not yet known	N/A	N/A
EchoPark CA, LLC	California Limited Liability Company State I.D. Number: 201923110260 Federal Tax I.D. Number: 84-2849489	4401 Colwick Road Charlotte, NC 28211	EchoPark Long Beach	2998 Cherry Avenue Signal Hill, CA 90755	EchoPark Realty CA, LLC	EchoPark Realty CA, LLC is an indirect subsidiary of Sonic Automotive, Inc.
EchoPark Realty CA, LLC	California Limited Liability Company State I.D. Number: 201923910263 Federal Tax I.D. Number: 84-3399140	4401 Colwick Road Charlotte, NC 28211	N/A	N/A	N/A	N/A

I	II	III	IV	V	VI	VII
Name	Jurisdiction of Formation/ Form of Equity/State I.D. Number/ Federal Tax I.D. Number	Address of Chief Executive Office	Trade Names, Trade Styles, Fictitious Names, “d/b/a” Names and brand	Collateral Locations* (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
EchoPark FL, LLC	Florida Limited Liability Company State I.D. Number: L16000126299 Federal Tax I.D. Number: 38-4008535	4401 Colwick Road Charlotte, NC 28211	EchoPark Tampa	4636 N. Dale Mabry Hwy Tampa, FL 33614	JT Dale Mabry Holdings LLC	Lessor
*In addition to the locations listed, books and records for all entities are located at 4401 Colwick Rd., Charlotte, NC.

Delivered pursuant to Revolving Joinder Agreement of EchoPark AZ, LLC, EchoPark CA, LLC, EchoPark Realty CA, LLC, and EchoPark FL, LLC

Applicable Date: May 20, 2020